Other Non-Current Liabilities	12 Months Ended
Dec. 31, 2022
Other Non-Current Liabilities
Other Non-Current Liabilities

13.  Other Non-Current Liabilities

Other non-current liabilities consist of the following:

	December 31,	December 31,
	2021	2022
Deferred revenue	1,451,313	2,288,111
Warranty liabilities	1,444,551	2,277,144
Deferred government grants	312,837	309,762
Non-current finance lease liabilities	31,646	14,457
Deferred construction allowance	12,298	3,555
Others	287,813	250,998
Total	3,540,458	5,144,027

Deferred government grants mainly consist of specific government subsidies for purchase of land use right and buildings, charging and battery swap equipment,  which is amortized using the straight-line method as a deduction of the amortization or depreciation expense of the relevant assets over their remaining estimated useful life.

Deferred construction allowance consists of long-term payable of construction projects, with payment terms over one year.